                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 21
Statement of Operations.......................... 22
Statement of Changes in Net Assets............... 23
Financial Highlights............................. 24
Notes to Financial Statements.................... 27
Report of Independent Accountants................ 35

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

September 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past 12 months, keeping the economy growing at a healthy pace. Although the economic environment remained positive, we experienced a slowdown over the last several months from the rapid growth early in the reporting period. The nation's gross domestic product (GDP) peaked at 6.0 percent in the fourth quarter of 1998, then fell to more sustainable levels in the first and second quarters of 1999.

EMPLOYMENT SITUATION

    The strong job market helped encourage continued economic growth by making consumers confident enough to spend at a brisk pace. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages and the number of jobs created continued to climb. However, some economists expressed concerns about the job market in recent months, with wages still increasing but productivity remaining stagnant. This has pushed the cost of labor higher, as evidenced by the Employment Cost Index, which jumped sharply in the second quarter of 1999.

INFLATION AND INTEREST RATES

    In addition to strong growth levels, inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed lowered interest rates 0.25 percent three times in the fall of 1998 in response to economic pressures, but, during the summer of 1999, reversed two of those decreases to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                    August 31, 1997, through August 31, 1999
                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Aug 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Nov 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Feb 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
May 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Aug 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Nov 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Feb 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
May 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Aug 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1999

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

                                               A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....        4.41%      3.57%       3.42%
One-year total return(2).................       (0.51%)    (0.18%)      2.48%
Five-year average annual total
return(2)................................        7.55%      7.50%       7.74%
Ten-year average annual total
return(2)................................        7.57%        N/A         N/A
Life-of-Fund average annual total
return(2)................................        8.78%      8.16%       6.70%
Commencement date........................     10/02/78   07/02/92    07/06/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................       10.31%      9.97%      10.02%
SEC Yield(4).............................       10.54%     10.25%      10.32%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending August 31, 1999.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Foreign investments may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Credit Suisse First Boston High Yield Index and the Lipper High Yield Bond Fund Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen High Income Corporate Bond Fund vs. the Credit Suisse First Boston High Yield Index and the Lipper High Yield Bond Fund Index (August 31, 1989 through August 31, 1999)
[INVESTMENT PERFORMANCE GRAPH]
------------------------------
Fund's Total Return
1 Year Total Return  - 0.51%
5 Year Avg. Annual   - 7.55%
10 Year Avg. Annual  - 7.57%
------------------------------

                                              VAN KAMPEN HIGH INCOME     CREDIT SUISSE FIRST BOSTON   LIPPER HIGH YIELD BOND FUND
                                                CORPORATE BOND FUND           HIGH YIELD INDEX                   INDEX
                                              ----------------------     --------------------------   ---------------------------
Aug 1989                                              9522.00                    10000.00                       10000.00
                                                      9145.00                     9773.00                        9817.00
                                                      8570.00                     9527.70                        9484.00
                                                      8478.00                     9546.75                        9416.00
                                                      8410.00                     9503.79                        9314.00
                                                      8040.00                     9169.26                        9035.00
                                                      7779.00                     8999.63                        8799.00
                                                      7898.00                     9258.82                        8900.00
                                                      7980.00                     9297.70                        8907.00
                                                      8129.00                     9491.10                        9110.00
                                                      8292.00                     9790.07                        9300.00
                                                      8485.00                    10106.30                        9500.00
Aug 1990                                              8010.00                     9639.37                        9084.00
                                                      7486.00                     8904.85                        8591.00
                                                      7055.00                     8680.45                        8225.00
                                                      7087.00                     8854.93                        8250.00
                                                      7083.00                     8897.43                        8279.00
                                                      7179.00                     9141.22                        8398.00
                                                      7692.00                     9929.20                        9071.00
                                                      8017.00                    10544.80                        9579.00
                                                      8223.00                    10982.40                        9981.00
                                                      8385.00                    11037.30                       10044.00
                                                      8659.00                    11326.50                       10286.00
                                                      8936.00                    11709.30                       10626.00
Aug 1991                                              9248.00                    11922.50                       10834.00
                                                      9418.00                    12193.10                       11033.00
                                                      9787.00                    12596.70                       11424.00
                                                      9911.00                    12697.50                       11521.00
                                                     10007.00                    12790.10                       11608.00
                                                     10459.00                    13310.70                       12121.00
                                                     10643.00                    13634.20                       12432.00
                                                     10914.00                    13837.30                       12659.00
                                                     11014.00                    13849.80                       12749.00
                                                     11202.00                    14038.10                       12933.00
                                                     11287.00                    14177.10                       13068.00
                                                     11479.00                    14395.40                       13289.00
Aug 1992                                             11636.00                    14594.10                       13452.00
                                                     11704.00                    14688.90                       13585.00
                                                     11406.00                    14536.20                       13349.00
                                                     11550.00                    14754.20                       13565.00
                                                     11751.00                    14920.90                       13740.00
                                                     12062.00                    15328.30                       14135.00
                                                     12222.00                    15631.80                       14402.00
                                                     12519.00                    15961.60                       14694.00
                                                     12643.00                    16052.60                       14805.00
                                                     12886.00                    16287.00                       15041.00
                                                     13210.00                    16581.80                       15399.00
                                                     13317.00                    16754.20                       15544.00
Aug 1993                                             13405.00                    16896.60                       15652.00
                                                     13372.00                    16992.90                       15686.00
                                                     13625.00                    17303.90                       16073.00
                                                     13777.00                    17521.90                       16204.00
                                                     13998.00                    17742.70                       16466.00
                                                     14322.00                    18058.50                       16861.00
                                                     14309.00                    18085.60                       16852.00
                                                     13918.00                    17553.90                       16291.00
                                                     13675.00                    17318.70                       16055.00
                                                     13692.00                    17417.40                       16101.00
                                                     13796.00                    17300.70                       16074.00
                                                     13724.00                    17382.00                       16042.00
Aug 1994                                             13718.00                    17507.20                       16057.00
                                                     13645.00                    17577.80                       16069.00
                                                     13617.00                    17589.50                       16069.00
                                                     13498.00                    17385.50                       15821.00
                                                     13492.00                    17569.70                       15861.00
                                                     13648.00                    17754.20                       16003.00
                                                     14016.00                    18191.00                       16485.00
                                                     14127.00                    18396.50                       16635.00
                                                     14453.00                    18804.90                       17053.00
                                                     14782.00                    19335.20                       17440.00
                                                     14800.00                    19462.80                       17511.00
                                                     15036.00                    19764.50                       17871.00
Aug 1995                                             15156.00                    19819.90                       17910.00
                                                     15375.00                    20047.80                       18116.00
                                                     15522.00                    20270.30                       18251.00
                                                     15620.00                    20365.60                       18343.00
                                                     15844.00                    20624.20                       18618.00
                                                     16198.00                    21016.10                       18982.00
                                                     16350.00                    21127.50                       19174.00
                                                     16347.00                    21070.40                       19093.00
                                                     16553.00                    21184.20                       19248.00
                                                     16708.00                    21355.80                       19397.00
                                                     16785.00                    21402.80                       19409.00
                                                     16889.00                    21595.40                       19498.00
Aug 1996                                             17075.00                    21830.80                       19813.00
                                                     17478.00                    22206.30                       20329.00
                                                     17588.00                    22392.80                       20426.00
                                                     17808.00                    22742.20                       20778.00
                                                     18008.00                    23185.60                       21034.00
                                                     18204.00                    23354.90                       21242.00
                                                     18487.00                    23794.00                       21599.00
                                                     18259.00                    23527.50                       21131.00
                                                     18374.00                    23736.80                       21311.00
                                                     18808.00                    24214.00                       21875.00
                                                     19099.00                    24543.30                       22250.00
                                                     19481.00                    25063.60                       22843.00
Aug 1997                                             19540.00                    25198.90                       22896.00
                                                     19988.00                    25697.90                       23450.00
                                                     19777.00                    25695.30                       23358.00
                                                     20050.00                    25877.70                       23528.00
                                                     20212.00                    26113.20                       23805.00
                                                     20644.00                    26557.20                       24267.00
                                                     20892.00                    26764.30                       24496.00
                                                     21206.00                    26898.10                       24851.00
                                                     21395.00                    27099.90                       24929.00
                                                     21459.00                    27181.20                       24901.00
                                                     21395.00                    27238.20                       24945.00
                                                     21588.00                    27428.90                       25115.00
Aug 1998                                             19865.00                    25566.50                       23201.00
                                                     19640.00                    25563.90                       23062.00
                                                     19214.00                    25055.20                       22539.00
                                                     20419.00                    26325.50                       23862.00
                                                     20305.00                    26265.00                       23788.00
                                                     20548.00                    26209.80                       24218.00
                                                     20483.00                    26154.80                       24121.00
                                                     20869.00                    26392.80                       24546.00
                                                     21292.00                    26976.00                       25181.00
                                                     20873.00                    26684.70                       24703.00
                                                     20807.00                    26698.00                       24703.00
                                                     20918.00                    26711.40                       24714.00
Aug 1999                                             20742.00                    26474.70                       24463.00

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW
                 HIGH INCOME CORPORATE BOND FUND ANNUAL REPORT

We recently spoke with the management team of the Van Kampen High Income Corporate Bond Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Robert J. Hickey, portfolio manager, Peter E. Ehret, portfolio comanager, and Peter W. Hegel, chief investment officer for fixed-income investments. Mr. Hickey assumed management responsibilities for the Fund on June 1, 1999. The following excerpts reflect their views on the Fund's performance during the 12-month reporting period ended August 31, 1999.

 Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

 A The last quarter of 1998 was marked by a series of interest-rate cuts by the Federal Reserve Board, implemented to restore order to a volatile market. This intervention paved the way for recovery in the first quarter of 1999, as investors gained confidence in the strength of the economy and inflation remained modest. Consequently, yield spreads narrowed between Treasuries and other types of bonds (such as corporate, high-yield, and mortgage-backed securities).
      However, the good news for the fixed-income market was quelled in the second quarter, as investors became distracted by expectations of rising inflation and warnings of additional action from the Fed. This development prompted yield spreads to widen once again, although not to the record-high levels seen last fall. The market breathed a sigh of relief at the end of the second quarter, as the Fed announced a 0.25 percent rate hike while reassuring fixed-income investors that additional action seemed unnecessary at that time.
      By the beginning of August, however, rumblings of another rate hike were once again triggered by indications of a further increase in inflation and a strengthening economy. At the end of the month, the Fed boosted rates a second time to 5.25 percent. Bond prices grew erratic at the possibility of a third increase by the end of the year, and dropped for the final four days of the reporting period.

 Q    WHAT WAS THE EFFECT OF THIS ACTIVITY ON THE HIGH-YIELD MARKET?

 A Initially, the high-yield market participated in the cautious recovery of the fixed-income market from last fall's lows. However, investor concerns about the direction of interest rates and the level of high-yield defaults lingered through the reporting period. Although the default rate crept higher during the period, we believe it represented a reversion to historical norms from the unusually low default levels of the past few years. We believe the attractive yields of high-yield bonds compensate investors for their increased credit and default risk.
      Thanks to the positive economic environment and relatively low interest rates, high-yield issuance bounced back from last fall's depressed levels, giving us a greater range of bonds to consider for investment. We anticipate that this trend will gain energy in September, with a record-high level of issuance expected as issuers scramble to bring new bonds to the market before year 2000.

 Q    HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

 A We continued to implement our investment strategy of fundamental credit analysis--which, given the volatility experienced in the market during this period of time, proved to be successful. In support of this strategy, we maintained the Fund's credit quality profile with a focus on B-rated bonds, which provided a yield advantage over higher-quality investments. We also maintained a low cash position in the portfolio despite the flow of assets in and out of the Fund during the reporting period. From its August-end level, the Fund's duration was elevated just slightly to 4.58 years, reflecting the longer average maturities and coupons of the issues held in the portfolio during the period. Each of these actions contributed to the Fund's return.
      Among the Fund's sector allocation, our investments in the telecommunications sector benefited the portfolio, thanks to that sector's high profile and selective new issuance. We also returned our attention to cyclical issues, adding defensive investments like forest products to the portfolio. However, the Fund's return was hurt by its holdings in the health-care and energy sectors--two of the weakest industries of 1999. The Fund's position in textiles also undermined the Fund's return, as this sector came under extreme pressure during the summer months. For additional Fund portfolio highlights, please refer to page 9.

 Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

 A The Fund posted a total return of 4.41 percent (Class A shares at net asset value) for the 12-month period ended August 31, 1999. By comparison, the Credit Suisse First Boston High Yield Index returned 3.55 percent for the same period. The Credit Suisse First Boston High Yield Index is a broad-based, unmanaged index that reflects the general performance of a wide range of selected bonds within the public high-yield debt market. Of course, past performance is no guarantee of comparable future results. Please refer to the chart and footnotes on page three for additional Fund performance results.

 Q    WHAT IS YOUR OUTLOOK FOR THE MARKET OVER THE COMING MONTHS?

 A Generally, the picture for the high-yield bond market has improved from six months ago, and certainly from 12 months ago. The story for the remainder of the year will hinge on the market's preparation for year
2000, and how the market reacts to issuers rushing to bring new bonds to the market as investors catch up from a relatively sluggish summer. We'll continue to monitor the level of supply for opportunities to alter the structure of the portfolio.

    As we manage the Fund going forward, our focus on fundamental, in-depth research and assessment of high-yield bonds will remain unchanged. We will look beyond the sector and credit rating of a bond to identify those issuers that we believe will remain financially sound and perform well in a range of market conditions. We'll also search for value in out-of-favor areas of the market in our quest for opportunities to diversify the portfolio and contribute to the Fund's performance.

[SIG]
Robert J. Hickey
Portfolio Manager

[SIG]
Peter E. Ehret
Portfolio Comanager

[SIG]
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

CREDIT QUALITY* AS OF AUGUST 31, 1999
                                  [PIE CHART]



                         BBB/Baa   BB/Ba     B/B     CCC/Caa     CC/Ca     C/C      Non-Rated
                         -------   -----     ---     -------     -----     ---      ---------
As of August 31, 1999      2.1%     9.4     75.9%     6.0%       0.1%      0.3%        6.2%


AS OF AUGUST 31, 1998
                                  [PIE CHART]


                         BBB/Baa   BB/Ba      B/B     CCC/Caa     Non-Rated
                         -------   -----      ---     -------     ---------
As of August 31, 1999      0.5%    10.8%     77.3%     4.0%         7.4%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DISTRIBUTION HISTORY FOR THE PERIOD ENDED AUGUST 31, 1999
                                  [BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
Sep 1998                                                                   0.0512
Oct 1998                                                                   0.0512
Nov 1998                                                                   0.0512
Dec 1998                                                                   0.0512                             0.0251
Jan 1999                                                                   0.0512
Feb 1999                                                                   0.0512
Mar 1999                                                                   0.0512
Apr 1999                                                                   0.0512
May 1999                                                                   0.0512
Jun 1999                                                                   0.0512
Jul 1999                                                                   0.0512
Aug 1999                                                                   0.0512

The distribution history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.
 TOP FIVE PORTFOLIO INDUSTRIES*
[BAR GRAPH]

                                                                      AUGUST 31, 1999                    AUGUST 31, 1998
                                                                      ---------------                    ---------------
Utilities                                                                  23.20%                             20.10%
Consumer Services                                                          23.20%                             22.10%
Raw Materials/Processing Industries                                        10.20%                             15.40%
Consumer Distribution                                                       9.90%                              6.60%
Producer Manufacturing                                                      5.90%                              8.70%

*As a Percentage of Long-Term Investments

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CORPORATE DEBT OBLIGATIONS  93.4%
         CONSUMER DISTRIBUTION  9.5%
$7,500   Agrilink Foods Inc., 144A -
         Private Placement (b)................    11.875%     11/01/08    $  7,162,500
 4,250   Big 5 Corp., Ser B...................    10.875      11/15/07       4,271,250
 3,000   Building One Services Corp. .........    10.500      05/01/09       2,835,000
 2,585   Chiquita Brands International,
         Inc. ................................    10.000      06/15/09       2,572,075
 9,000   CHS Electronics, Inc. ...............     9.875      04/15/05       3,825,000
 3,200   Community Distributors, Inc. ........    10.250      10/15/04       2,832,000
 9,255   Del Monte Foods Co., Ser B (a).......  0/12.500      12/15/07       6,941,250
 3,750   Disco SA (Argentina).................     9.125      05/15/03       3,328,125
 2,750   Disco SA (Argentina).................     9.875      05/15/08       2,358,125
 4,000   Duane Reade, Inc. ...................     9.250      02/15/08       4,020,000
 3,700   Express Scripts, Inc., 144A - Private
         Placement (b)........................     9.625      06/15/09       3,746,250
 2,000   Gruma SA (Mexico)....................     7.625      10/15/07       1,745,000
 1,200   Jitney Jungle Stores America,
         Inc. ................................    12.000      03/01/06         966,000
 5,500   King Pharmaceuticals, Inc. ..........    10.750      02/15/09       5,623,750
 4,000   Luiginos, Inc., 144A - Private
         Placement (b)........................    10.000      02/01/06       3,800,000
 8,255   Musicland Group, Inc. ...............     9.875      03/15/08       7,800,975
 7,250   Pantry, Inc. ........................    10.250      10/15/07       7,250,000
 3,735   Pathmark Stores, Inc. ...............    12.625      06/15/02       3,781,688
 6,000   Pathmark Stores, Inc. (a)............  0/10.750      11/01/03       5,865,000
   945   Phar Mor, Inc. ......................    11.720      09/11/02         959,175
 1,750   Stater Brothers Holdings, Inc.,
         144A - Private Placement (b).........    10.750      08/15/06       1,798,125
                                                                          ------------
                                                                            83,481,288
                                                                          ------------
         CONSUMER DURABLES  4.2%
 8,900   Aetna Industries, Inc. ..............    11.875      10/01/06       9,122,500
 1,000   Cambridge Industries, Inc., Ser B....    10.250      07/15/07         705,000
 6,000   Oxford Automotive, Inc., Ser D,
         144A - Private Placement (b).........    10.125      06/15/07       5,730,000
 4,000   Sleepmaster LLC, 144A - Private
         Placement (b)........................    11.000      05/15/09       4,000,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CONSUMER DURABLES (CONTINUED)
$6,430   Talon Automotive Group, Inc., Ser
         B....................................     9.625%     05/01/08    $  5,176,150
 4,500   Venture Holdings, Inc. ..............     9.500      07/01/05       4,230,000
 2,000   Venture Holdings, Inc., 144A -
         Private Placement (b)................    12.000      06/01/09       1,980,000
 6,300   Webb (Del E.) Corp. .................    10.250      02/15/10       5,985,000
                                                                          ------------
                                                                            36,928,650
                                                                          ------------
         CONSUMER NON-DURABLES  5.7%
 6,000   Cluett American Corp., Ser B.........    10.125      05/15/08       4,170,000
 3,500   CMI Industries, Inc. ................     9.500      10/01/03       3,281,250
 8,900   Consoltex Group, Inc. (Canada).......    11.000      10/01/03       9,033,500
 3,000   Decora Industries, Inc. .............    11.000      05/01/05       2,805,000
 4,250   Delta Mills Insurance, Ser B.........     9.625      09/01/07       3,591,250
 1,800   French Fragrances, Inc., Ser B.......    10.375      05/15/07       1,755,000
 5,000   French Fragrances, Inc., Ser D.......    10.375      05/15/07       4,875,000
 4,750   Globe Manufacturing Corp. ...........    10.000      08/01/08       3,206,250
 6,000   Outsourcing Services Group, Inc., Ser
         B....................................    10.875      03/01/06       5,760,000
 1,500   Simmons Co., 144A - Private Placement
         (b)..................................    10.250      03/15/09       1,488,750
 4,500   St John Knits International, Inc.,
         144A - Private Placement (b).........    12.500      07/01/09       4,365,000
 1,750   United Industries Corp.,
         144A - Private Placement (b).........     9.875      04/01/09       1,548,750
 3,950   Vlassic Foods International, Inc.,
         144A - Private Placement (b).........    10.250      07/01/09       3,693,250
                                                                          ------------
                                                                            49,573,000
                                                                          ------------
         CONSUMER SERVICES  22.2%
 5,200   Amazon.com, Inc. (a).................  0/10.000      05/01/08       3,458,000
 3,000   American Plumbing & Mechanical,
         144A - Private Placement (b).........    11.625      10/15/08       2,865,000
 8,050   Americredit Corp. ...................     9.250      02/01/04       8,090,250
 3,000   Americredit Corp., 144A - Private
         Placement (b)........................     9.875      04/15/06       3,045,000
 2,410   Argosy Gaming Co., 144A - Private
         Placement (b)........................    10.750      06/01/09       2,494,350
 9,750   Booth Creek Ski Holdings, Inc., Ser
         B....................................    12.500      03/15/07       8,165,625

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CONSUMER SERVICES (CONTINUED)
$2,400   Bresnan Communications Group, 144A -
         Private Placement (b)................     8.000%     02/01/09    $  2,388,000
 2,500   Cadmus Communications Corp.,
         144A - Private Placement (b).........     9.750      06/01/09       2,509,375
10,020   Capstar Broadcasting Partners (a)....  0/12.750      02/01/09       8,567,100
 6,900   Casino Magic Louisiana Corp., Ser
         B....................................    13.000      08/15/03       7,831,500
 6,250   Cathay International Ltd., 144A -
         Private Placement (Japan) (b)........    13.500      04/15/08       2,343,750
 8,085   Charter Communications Holdings LLC,
         144A - Private Placement (b).........     8.250      04/01/07       7,660,537
 2,500   Citadel Broadcasting Co. ............     9.250      11/15/08       2,506,250
 5,500   Citadel Broadcasting Co., Ser B......    10.250      07/01/07       5,775,000
 1,375   Classic Cable, Inc., 144A - Private
         Placement (b)........................     9.375      08/01/09       1,354,375
 4,250   Coaxial Commerce Central Ohio,
         Inc. ................................    10.000      08/15/06       4,313,750
 1,750   Diamond Cable Co. (United Kingdom)
         (a)..................................  0/11.750      12/15/05       1,561,875
 2,250   Frontiervision Holdings L.P. (a).....  0/11.875      09/15/07       1,912,500
 2,875   Frontiervision Holdings L.P., Ser B
         (a)..................................  0/11.875      09/15/07       2,443,750
 4,000   Globo Communicacoes Participation,
         144A - Private Placement (Brazil)
         (b)..................................    10.625      12/05/08       2,890,000
 3,500   Gray Communications Systems, Inc. ...    10.625      10/01/06       3,644,375
 6,500   Grupo Televisa Corp. (Mexico)........  *             05/15/08       5,411,250
 2,000   Grupo Televisa Corp., Ser B
         (Mexico).............................    11.875      05/15/06       2,060,000
 5,796   Helicon Group L.P. ..................    11.000      11/01/03       6,085,800
 4,000   Hollywood Casino Corp.,
         144A - Private Placement (b).........    11.250      05/01/07       4,060,000
 1,770   Hollywood Casino Shreveport,
         144A - Private Placement (b).........    13.000      08/01/06       1,814,250
 4,000   Hollywood Park, Inc., Ser B..........     9.500      08/01/07       3,960,000
 2,000   Horseshoe Gaming LLC,
         144A - Private Placement (b).........     8.625      05/15/09       1,930,000
 7,000   IHF Holdings, Inc., Ser B (a)........  0/15.000      11/15/04         945,000
 5,500   International Cabletel, Inc. (a).....  0/11.500      02/01/06       4,785,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         CONSUMER SERVICES (CONTINUED)
$4,500   Isle of Capri Casinos, Inc.,
         144A - Private Placement (b).........     8.750%     04/15/09    $  4,230,000
   875   James Cable Partners L.P. ...........    10.750      08/15/04         894,688
 4,500   Louisiana Petite Academy, Inc., Ser
         B....................................    10.000      05/15/08       4,038,750
 5,000   Majestic Star Casino LLC, 144A -
         Private Placement (b)................    10.875      07/01/06       4,900,000
 7,500   Multicanal Participacoes, Ser B
         (Brazil).............................    12.625      06/18/04       7,200,000
 4,500   Muzak LLC, 144A - Private Placement
         (b)..................................     9.875      03/15/09       4,455,000
 6,050   Northland Cable Television, Inc. ....    10.250      11/15/07       6,155,875
 3,000   Park N View, Inc., Ser B.............    13.000      05/15/08         915,000
 3,950   Port Arthur Finance Corp., Ser A,
         144A - Private Placement (b).........    12.500      01/15/09       3,969,750
 7,400   Premier Parks, Inc. (a)..............  0/10.000      04/01/08       4,921,000
 7,000   Radio Unica Corp. (a)................  0/11.750      08/01/06       4,270,000
 1,960   SFX Broadcasting, Inc. ..............    10.750      05/15/06       2,107,000
 1,350   Sinclair Broadcast Group, Inc. ......     8.750      12/15/07       1,284,187
 7,000   Splitrock Services, Inc., Ser B......    11.750      07/15/08       6,335,000
 3,150   Station Casinos, Inc., 144A - Private
         Placement (b)........................     8.875      12/01/08       3,071,250
 4,190   Telewest Communications PLC
         (United Kingdom) (a).................  0/11.000      10/01/07       3,697,675
 2,000   Telewest Communications PLC, 144A -
         Private Placement (United Kingdom)
         (a) (b)..............................   0/9.250      04/15/09       1,205,000
 5,000   UIH Australia/Pacific, Inc., Ser B
         (a)..................................  0/14.000      05/15/06       3,775,000
11,250   United International Holdings, Inc.
         (a)..................................  0/10.750      02/15/08       6,496,875
 6,250   Young America Corp., Ser B...........    11.625      02/15/06       4,125,000
                                                                          ------------
                                                                           194,918,712
                                                                          ------------
         ENERGY  2.5%
 1,000   Canadian Forest Oil Ltd. ............     8.750      09/15/07         955,000
 8,500   Hurricane Hydrocarbons Ltd., 144A -
         Private Placements (Canada) (b)
         (f)..................................    11.750      11/01/04       1,912,500
 5,750   Hydrochem Industrial Services, Inc.,
         Ser B................................    10.375      08/01/07       5,175,000
 5,500   KCS Energy, Inc. (f).................    11.000      01/15/03       4,152,500

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         ENERGY (CONTINUED)
$5,000   Pride Petroleum Services, Inc. ......     9.375%     05/01/07    $  5,025,000
 6,000   Universal Compression, Inc. (a)......   0/9.875      02/15/08       3,720,000
 1,000   Universal Compression, Inc. (a)......  0/11.375      02/15/09         600,000
                                                                          ------------
                                                                            21,540,000
                                                                          ------------
         FINANCE  1.7%
 4,750   Americo Life, Inc., 144A - Private
         Placement (b)........................     9.250      06/01/05       4,773,750
 4,000   Avis Rent A Car, Inc., 144A - Private
         Placement (b)........................    11.000      05/01/09       4,130,000
 3,000   Chatwins Group, Inc. ................    13.000      05/01/03       2,790,000
 3,000   Contifinancial Corp. ................     7.500      03/15/02       1,185,000
 2,250   Superior National Capital Trust 1....    10.750      12/01/17       2,148,750
                                                                          ------------
                                                                            15,027,500
                                                                          ------------
         HEALTHCARE  3.4%
 4,000   Alliance Imaging, Inc. ..............     9.625      12/15/05       3,800,000
 3,900   Biovail Corporation International....    10.875      11/15/05       4,056,000
 2,250   DJ Orthopedics LLC, 144A - Private
         Placement (b)........................    12.625      06/15/09       2,148,750
 2,250   Lifepoint Hospitals Holdings, Inc.,
         144A - Private Placement (b).........    10.750      05/15/09       2,261,250
 2,655   Maxxim Medical, Inc., 144A - Private
         Placement (b)........................    10.500      08/01/06       2,827,575
 3,000   Mediq, Inc. .........................    11.000      06/01/08       2,355,000
 1,490   Owens & Minor, Inc. .................    10.875      06/01/06       1,557,050
 8,265   Oxford Health Plans, Inc.,
         144A - Private Placement (b).........    11.000      05/15/05       8,223,675
 3,000   Triad Hospitals Holdings, Inc.,
         144A - Private Placement (b).........    11.000      05/15/09       3,000,000
                                                                          ------------
                                                                            30,229,300
                                                                          ------------
         PRODUCER MANUFACTURING  5.5%
 9,750   Carpenter W R North America, Inc. ...    10.625      06/15/07       8,482,500
   500   Cemex International Capital, Inc. ...     9.660      11/29/49         465,000
 3,355   Compass Aerospace Corp.,
         144A - Private Placement (b).........    10.125      04/15/05       3,002,725

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         PRODUCER MANUFACTURING (CONTINUED)
$4,500   Eagle Picher Industries, Inc. .......     9.375%     03/01/08    $  4,286,250
 5,500   Filtronic PLC, 144A - Private
         Placement (b)........................    10.000      12/01/05       5,307,500
 5,255   GS Technologies Operating, Inc. .....    12.000      09/01/04       4,138,313
 8,000   IMO Industries, Inc. ................    11.750      05/01/06       8,160,000
 1,750   Juno Lighting, Inc., 144A - Private
         Placement (b)........................    11.875      07/01/09       1,732,500
 2,000   Numatics, Inc. ......................     9.625      04/01/08       1,740,000
 3,000   Terex Corp. .........................     8.875      04/01/08       2,857,500
 4,500   Terex Corp., Ser D...................     8.875      04/01/08       4,286,250
 6,750   Waxman Industries, Inc., Ser B (a)...  0/12.750      06/01/04       3,408,750
                                                                          ------------
                                                                            47,867,288
                                                                          ------------
         RAW MATERIALS/PROCESSING INDUSTRIES  9.8%
 2,175   Acetex Corp. (Canada)................     9.750      10/01/03       1,968,375
 4,500   AEP Industries, Inc. ................     9.875      11/15/07       4,387,500
 4,200   Anchor Lamina, Inc. (Canada).........     9.875      02/01/08       3,685,500
 4,540   Aracruz Celulose SA, 144A - Private
         Placement (Brazil) (b)...............    10.375      01/31/02       4,517,300
 4,500   Doe Run Resources Corp., Ser B.......    11.250      03/15/05       4,207,500
 1,500   Doman Industries Ltd., 144A - Private
         Placement (b)........................    12.000      07/01/04       1,500,000
 1,000   Galey & Lord, Inc. ..................     9.125      03/01/08         500,000
1.7 units Intersil Corp., 144A - Private
         Placement (b) (e)....................    13.250      08/15/09       1,751,000
 2,500   Kappa Beheer Bv, 144A - Private
         Placement (b)........................    10.625      07/15/09       2,559,375
 5,000   Lyondell Chemical Co. ...............    10.875      05/01/09       5,087,500
 3,600   Pacifica Papers, Inc., 144A - Private
         Placement (b)........................    10.000      03/15/09       3,654,000
 5,750   Packaging Corp. of America, 144A -
         Private Placement (b)................     9.625      04/01/09       5,821,875
 5,054   Pioneer Americas Acquisition
         Corp. ...............................     9.250      06/15/07       3,664,150
10,025   Printpack, Inc. .....................    10.625      08/15/06       9,373,375
 3,250   Radnor Holdings, Inc., Ser B.........    10.000      12/01/03       3,298,750
 5,000   Renco Steel Holdings, Inc. ..........    10.875      02/01/05       4,275,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
2.8 units
         Republic Technologies International,
         144A - Private Placement (b) (e).....    13.750%     07/15/09       2,782,500
$2,250   Scovill Fasteners, Inc. .............    11.250      11/30/07       1,293,750
 6,010   Tekni-Plex, Inc., Ser B..............    11.250      04/01/07       6,400,650
 2,025   TeleCorp PCS, Inc., 144A - Private
         Placement (a) (b)....................  0/11.625      04/15/09       1,189,687
 4,000   Tritel PCS, Inc., 144A - Private
         Placement (a) (b)....................  0/12.750      05/15/09       2,300,000
 2,750   Vicap SA (Mexico)....................    10.250      05/15/02       2,433,750
 6,250   Vicap SA (Mexico)....................    11.375      05/15/07       5,281,250
 4,550   WHX Corp. ...........................    10.500      04/15/05       4,368,000
                                                                          ------------
                                                                            86,300,787
                                                                          ------------
         TECHNOLOGY  3.5%
 5,500   Advanced Micro Devices, Inc. ........    11.000      08/01/03       5,142,500
 6,600   Century Communications Corp. ........      *         01/15/08       2,829,750
 2,000   Crown Castle International Corp.,
         144A - Private Placement (b).........     9.500      08/01/11       1,955,000
 6,000   DecisionOne Holdings Corp. (f).......     9.750      08/01/07         270,000
     3
 units   DecisionOne Holdings Corp. (a) (e)...  0/11.500      08/01/08          22,500
 3,660   Dictaphone Corp. ....................    11.750      08/01/05       2,653,500
 7,500   Fairchild Semiconductor Corp.,
         144A - Private Placement (b).........    10.375      10/01/07       7,387,500
 7,550   PSINet, Inc. ........................    11.500      11/01/08       7,682,125
 2,375   PSINet, Inc., 144A - Private
         Placement (b)........................    11.000      08/01/09       2,386,875
                                                                          ------------
                                                                            30,329,750
                                                                          ------------
         TRANSPORTATION  4.8%
 4,000   American Commercial Lines LLC........    10.250      06/30/08       3,950,000
 7,500   Atlas Air, Inc. .....................    10.750      08/01/05       7,687,500
 6,750   Atlas Air, Inc. .....................     9.375      11/15/06       6,547,500
 1,800   Atlas Air, Inc. .....................     9.250      04/15/08       1,705,500
 2,700   Cenargo International PLC............     9.750      06/15/08       2,308,500

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         TRANSPORTATION (CONTINUED)
$7,250   Greyhound Lines, Inc. ...............    11.500%     04/15/07       8,192,500
$5,950   MRS Logistica SA, Ser B,
         144A - Private Placement (Brazil)
         (b)..................................    10.625      08/15/05       3,778,250
 6,250   Pegasus Shipping Hellas Ltd., Ser
         A....................................    11.875      11/15/04       2,281,250
 4,500   Stena AB (Sweden)....................    10.500      12/15/05       4,500,000
 1,800   Transport World Airlines, Inc., 144A
         -Private Placement (b)...............    11.500      12/15/04       1,539,000
                                                                          ------------
                                                                            42,490,000
                                                                          ------------
         UTILITIES  20.6%
 5,500   American Cellular Corp. .............    10.500      05/15/08       5,678,750
 6,250   Centennial Cellular Operating Co. ...    10.750      12/15/08       6,500,000
 9,750   Clearnet Communications, Inc.
         (Canada) (a).........................  0/14.750      12/15/05       9,067,500
 6,000   Compania De Transporte Energia, 144A
         -Private Placement (Argentina) (b)...     9.250      04/01/08       4,980,000
 3,950   Crown Castle International Corp.
         (a)..................................  0/10.625      11/15/07       2,784,750
 7,000   CTI Holdings SA (a)..................  0/11.500      04/15/08       3,360,000
11,160   E Spire Communications, Inc. (a).....  0/13.000      11/01/05       6,779,700
 3,180   E Spire Communications, Inc. (a).....  0/12.750      04/01/06       1,788,750
 1,175   Globe Telecom, Inc., 144A - Private
         Placement (b)........................    13.000      08/01/09       1,179,406
 4,300   Globenet Communications Group Ltd.,
         144A - Private Placement (b).........    13.000      07/15/07       4,192,500
 2,570   GST Network Funding, Inc., 144A -
         Private Placement (a) (b)............  0/10.500      05/01/08       1,464,900
   568   GST Telecommunciations, Inc., 144A -
         Private Placement (Canada) (a) (b)...  0/13.875      12/15/05         721,360
 2,550   ICG Holdings, Inc. (a)...............  0/13.500      09/15/05       2,269,500
 2,500   ICG Holdings, Inc. (a)...............  0/12.500      05/01/06       1,975,000
 9,100   Intermedia Communications of Florida,
         Inc. (a).............................  0/12.500      05/15/06       7,507,500
 8,250   IXC Communications, Inc. ............     9.000      04/15/08       8,115,938
 7,000   KMC Telecommunications Holdings, Inc.
         (a)..................................  0/12.500      02/15/08       3,815,000
 4,000   Level 3 Communications, Inc. ........     9.125      05/01/08       3,740,000
 2,000   Level 3 Communications, Inc. (a).....  0/10.500      12/01/08       1,140,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         UTILITIES (CONTINUED)
$5,750   McLeodusa, Inc. (a)..................  0/10.500%     03/01/07       4,312,500
 2,300   Metromedia Fiber Network, Inc. ......    10.000      11/15/08       2,277,000
 1,500   Metronet Communications Corp.
         (Canada) (a).........................  0/10.750      11/01/07       1,207,500
 1,250   Metronet Communications Corp.
         (Canada) (a).........................   0/9.950      06/15/08         956,250
 9,510   Microcell Telecommunications, Ser B
         (a)..................................  0/14.000      06/01/06       7,869,525
 9,000   Millicom International Cellular SA
         (Luxemburg) (a)......................  0/13.500      06/01/06       6,322,500
10,250   Netia Holdings, Inc., Ser B
         (Netherlands) (a)....................  0/11.250      11/01/07       6,560,000
 3,750   Nextel Communications, Inc. (a)......  0/10.650      09/15/07       2,756,250
 1,000   Nextel Communications, Inc. .........    12.000      11/01/08       1,115,000
 4,500   NTL, Inc. (a)........................   0/9.750      04/01/08       2,947,500
 5,125   Optel, Inc., Ser B, 144A - Private
         Placement (b)........................    13.000      02/15/05       3,613,125
10,450   Pinnacle Holdings, Inc. (a)..........  0/10.000      03/15/08       6,008,750
 4,450   Price Communications Wireless........    11.750      07/15/07       4,872,750
 4,500   Price Communications Wireless, Ser
         B....................................     9.125      12/15/06       4,590,000
 6,400   Primus Telecommunications Group......    11.750      08/01/04       6,272,000
 1,750   Primus Telecommunications Group......    11.250      01/15/09       1,671,250
 3,750   Rural Cellular Corp. ................     9.625      05/15/08       3,825,000
 2,250   Satelites Mexicanos SA (Mexico)......    10.125      11/01/04       1,777,500
10,250   SBA Communications Corp. (a).........  0/12.000      03/01/08       5,893,750
 8,100   Startec Global Communications........    12.000      05/15/08       6,925,500
 1,000   Telecom Argentina, Ser J, 144A -
         Private Placement (Argentina) (b)....     9.750      07/12/01       1,007,500
 1,500   Transtel, 144A - Private Placement
         (Columbia) (a) (b)...................    14.500      11/01/07         750,000
 5,675   Triton Communications LLC (a)........  0/11.000      05/01/08       3,887,375

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
         UTILITIES (CONTINUED)
$3,500   United Pan-Europe Communications NV
         144A - Private Placement
         (Netherlands) (b)....................    10.875%     08/01/09       3,521,875
 6,740   Verio, Inc. .........................    10.375      04/01/05       6,706,300
 4,300   Verio, Inc. .........................    11.250      12/01/08       4,375,250
 2,000   Worldwide Fiber, Inc., 144A - Private
         Placement (b)........................    12.000      08/01/09       2,000,000
                                                                          ------------
                                                                           181,082,504
                                                                          ------------
         TOTAL CORPORATE DEBT OBLIGATIONS  93.4%......................     819,768,779
                                                                          ------------
         FOREIGN GOVERNMENT OBLIGATIONS  0.7%
 2,000   Republic of Argentina (Argentina)....    11.375      01/30/17       1,747,500
 4,000   United Mexican States Debt
         (Mexico).............................    11.500      05/15/26       4,342,500
                                                                          ------------
         TOTAL FOREIGN GOVERNMENT OBLIGATIONS.........................       6,090,000
                                                                          ------------
EQUITIES  2.0%

  American Telecasting, Inc. (1,750 Common Stock Warrants) (c)........           1,750
  Contour Energy Co. (75,000 Common Shares) (c).......................         152,344
  Crown Castle International Corp. (20,637 Preferred Shares, 12.75%
  coupon, $1,000 par per share) (c) (d)...............................       2,115,292
  Dairy Mart Convenience Stores (14,998 Common Stock Warrants) (c)....           5,399
  Day International Group, Inc. (1,741 Preferred Shares, 12.25%
  coupon, $1,000 par per share) (c) (d)...............................       1,410,210
  KMC Telecommunications Holdings, Inc., 144A - Private Placement
  (7,000 Common Stock Warrants) (b) (c)...............................          70,000
  Metronet Communications Corp., 144A - Private Placement (9,250
  Common Stock Warrants) (Canada) (b) (c).............................         740,000
  NTL, Inc., 144A - Private Placement (6,889 Common Stock Warrants)
  (b) (c).............................................................          89,557
  Optel, Inc. (3,275 Common Shares) (c)...............................           6,550
  Park N View, Inc., 144A - Private Placement (3,000 Common Stock
  Warrants) (b) (c)...................................................             750
  Price Communications Corp. (221,141 Common Shares) (c)..............       4,547,212
  Primus Telecommunications Group (2,000 Common Stock Warrants) (c)...          41,000
  Rural Cellular Corp. (7,046 Preferred Shares, 11.375% coupon, $1,000
  par per share) (c) (d)..............................................       7,116,460
  Signature Brands, Inc. (4,000 Common Stock Warrants) (c)............          86,000

                                               See Notes to Financial Statements

                                August 31, 1999
--------------------------------------------------------------------------------

                 Description                                              Market Value
--------------------------------------------------------------------------------------
EQUITIES (CONTINUED)
  Splitrock Services, Inc., 144A - Private Placement
  (7,000 Common Stock Warrants) (b) (c)...............................         420,000
  Star Gas Partners, L.P. (1,219 Units of Limited Partnership
  Interests)..........................................................          19,809
  Startec Global Communications (8,100 Common Stock Warrants) (c).....           8,100
  Terex Corp. (28,000 Common Stock Rights) (c)........................         504,000
  Total Renal Care Holdings, Inc. (10,000 Common Shares) (c)..........          80,625
  UIH Australia Pacific, Inc. (5,000 Common Stock Warrants) (c).......          15,000
  Urohealth Sysytems, Inc., 144A - Private Placement (4,750 Common
  Stock Warrants) (b) (c).............................................              47
  Wright Medical Technolgy, Inc. (4,118 Common Stock Warrants) (c)....             412
                                                                          ------------
TOTAL EQUITIES  2.0%..................................................      17,430,517
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  96.1%
  (Cost $934,678,073).................................................     843,289,296
                                                                          ------------
SHORT-TERM INVESTMENTS  2.2%
REPURCHASE AGREEMENT  1.4%
  BankAmerica Securities ($12,029,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 08/31/99, to
  be sold on 09/01/99 at $12,030,824).................................      12,029,000
U.S. GOVERNMENT AGENCY OBLIGATION  0.8%
  Federal Home Loan Bank Consolidated Discount Note ($7,551,000 par,
  yielding 5.40%, 09/01/99 maturity)..................................       7,549,868
                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $19,578,868)..................................................      19,578,868
                                                                          ------------
TOTAL INVESTMENTS  98.3%
  (Cost $954,256,941).................................................     862,868,164
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%...........................      15,012,278
                                                                          ------------
NET ASSETS  100.0%....................................................    $877,880,442
                                                                          ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified Institutional buyers.

(c) Non-income producing security.

(d) Payment-in-kind security.

(e) One unit represents one million par of senior notes and one warrant.

(f) Non-income producing as this bond is currently in default.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $954,256,941).......................    $  862,868,164
Cash........................................................             3,656
Receivables:
  Interest..................................................        20,136,344
  Fund Shares Sold..........................................         1,792,775
Other.......................................................            88,435
                                                                --------------
      Total Assets..........................................       884,889,374
                                                                --------------
LIABILITIES:
Payables:
  Income Distributions......................................         3,596,194
  Fund Shares Repurchased...................................         1,953,435
  Distributor and Affiliates................................           628,665
  Investment Advisory Fee...................................           396,504
Accrued Expenses............................................           244,848
Trustees' Deferred Compensation and Retirement Plans........           189,286
                                                                --------------
      Total Liabilities.....................................         7,008,932
                                                                --------------
NET ASSETS..................................................    $  877,880,442
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,055,778,413
Accumulated Undistributed Net Investment Income.............           944,173
Net Unrealized Depreciation.................................       (91,388,777)
Accumulated Net Realized Loss...............................       (87,453,367)
                                                                --------------
NET ASSETS..................................................    $  877,880,442
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $492,378,343 and 86,742,193 shares of
      beneficial interest issued and outstanding)...........    $         5.68
    Maximum sales charge (4.75%* of offering price).........               .28
                                                                --------------
    Maximum offering price to public........................    $         5.96
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $318,228,218 and 55,993,172 shares of
      beneficial interest issued and outstanding)...........    $         5.68
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $67,273,881 and 11,903,905 shares of
      beneficial interest issued and outstanding)...........    $         5.65
                                                                ==============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $100,657,191
Dividends...................................................     1,012,021
Other.......................................................     3,123,947
                                                              ------------
    Total Income............................................   104,793,159
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $1,210,079, $3,128,896 and $640,673,
  respectively).............................................     4,979,648
Investment Advisory Fee.....................................     4,751,418
Shareholder Services........................................     1,711,046
Custody.....................................................       102,732
Trustees' Fees and Related Expenses.........................        46,153
Legal.......................................................        38,780
Other.......................................................       522,300
                                                              ------------
Total Expenses..............................................    12,152,077
Less Credits Earned on Overnight Cash Balances..............        45,952
                                                              ------------
    Net Expenses............................................    12,106,125
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 92,687,034
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(26,018,022)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (63,501,755)
  End of the Period.........................................   (91,388,777)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (27,887,022)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(53,905,044)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 38,781,990
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                      Year Ended        Year Ended
                                                    August 31, 1999   August 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  92,687,034     $ 74,061,466
Net Realized Gain/Loss...........................      (26,018,022)      18,269,123
Net Unrealized Depreciation During the Period....      (27,887,022)     (89,734,268)
                                                     -------------     ------------
Change in Net Assets from Operations.............       38,781,990        2,596,321
                                                     -------------     ------------
Distributions from Net Investment Income:
  Class A Shares.................................      (56,432,461)     (49,213,216)
  Class B Shares.................................      (31,245,715)     (21,538,906)
  Class C Shares.................................       (6,424,163)      (3,848,005)
                                                     -------------     ------------
  Total Distributions............................      (94,102,339)     (74,600,127)
                                                     -------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (55,320,349)     (72,003,806)
                                                     -------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      377,609,982      398,226,626
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       50,110,723       41,295,995
Cost of Shares Repurchased.......................     (332,658,016)    (226,785,118)
                                                     -------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................       95,062,689      212,737,503
                                                     -------------     ------------
TOTAL INCREASE IN NET ASSETS.....................       39,742,340      140,733,697
NET ASSETS:
Beginning of the Period..........................      838,138,102      697,404,405
                                                     -------------     ------------
End of the Period (Including accumulated
  undistributed net investment income of $944,173
  and $4,912,228, respectively) .................    $ 877,880,442     $838,138,102
                                                     =============     ============


                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended August 31,
                                    ------------------------------------------
          Class A Shares             1999     1998     1997     1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................  $6.060   $6.548   $6.298   $ 6.15   $ 6.12
                                    ------   ------   ------   ------   ------
Net Investment Income.............    .626     .614     .604     .607      .55
Net Realized and Unrealized
  Gain/Loss.......................   (.370)   (.479)    .267     .139    .0515
                                    ------   ------   ------   ------   ------
Total from Investment
  Operations......................    .256     .135     .871     .746    .6015
Less Distributions from Net
  Investment Income...............    .640     .623     .621     .598    .5715
                                    ------   ------   ------   ------   ------
Net Asset Value, End of the
  Period..........................  $5.676   $6.060   $6.548   $6.298   $ 6.15
                                    ======   ======   ======   ======   ======
Total Return (a)..................   4.41%    1.66%   14.44%   12.66%   10.48%
Net Assets at End of the Period
  (In millions)...................  $492.4   $499.3   $468.6   $421.4   $411.9
Ratio of Expenses to Average Net
  Assets (b)......................   1.03%    1.00%    1.08%    1.08%    1.12%
Ratio of Net Investment Income to
  Average Net Assets (b)..........  10.65%    9.33%    9.37%    9.65%    9.23%
Portfolio Turnover................     51%      90%      75%      76%      49%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended August 31,
                                    ------------------------------------------
          Class B Shares             1999     1998     1997     1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................  $6.064   $6.558   $6.310   $ 6.16   $ 6.14
                                    ------   ------   ------   ------   ------
  Net Investment Income...........    .584     .571     .559     .559      .51
  Net Realized and Unrealized
    Gain/Loss.....................   (.373)   (.490)    .262     .141    .0335
                                    ------   ------   ------   ------   ------
Total from Investment
  Operations......................    .211     .081     .821     .700    .5435
Less Distributions from Net
  Investment Income...............    .592     .575     .573     .550    .5235
                                    ------   ------   ------   ------   ------
Net Asset Value, End of the
  Period..........................  $5.683   $6.064   $6.558   $6.310   $ 6.16
                                    ======   ======   ======   ======   ======
Total Return (a)..................   3.57%    0.77%   13.58%   11.78%    9.41%
Net Assets at End of the Period
  (In millions)...................  $318.2   $283.1   $198.0   $114.6   $ 89.9
Ratio of Expenses to Average Net
  Assets (b)......................   1.79%    1.79%    1.86%    1.87%    1.93%
Ratio of Net Investment Income to
  Average Net Assets (b)..........   9.88%    8.52%    8.60%    8.86%    8.42%
Portfolio Turnover................     51%      90%      75%      76%      49%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                              Year Ended August 31,
                                    ------------------------------------------
          Class C Shares             1999     1998     1997     1996     1995
------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................  $6.035   $6.528   $6.284   $ 6.14   $ 6.11
                                    ------   ------   ------   ------   ------
  Net Investment Income...........    .582     .570     .561     .557      .51
  Net Realized and Unrealized
    Gain/Loss.....................   (.374)   (.488)    .256     .137    .0435
                                    ------   ------   ------   ------   ------
Total from Investment
  Operations......................    .208     .082     .817     .694    .5535
Less Distributions from Net
  Investment Income...............    .592     .575     .573     .550    .5235
                                    ------   ------   ------   ------   ------
Net Asset Value, End of the
  Period..........................  $5.651   $6.035   $6.528   $6.284   $ 6.14
                                    ======   ======   ======   ======   ======
Total Return (a)..................   3.42%    0.93%   13.64%   11.66%    9.63%
Net Assets at End of the Period
  (In millions)...................  $ 67.3   $ 55.8   $ 30.8   $ 17.5   $ 15.7
Ratio of Expenses to Average Net
  Assets (b)......................   1.79%    1.79%    1.86%    1.87%    1.93%
Ratio of Net Investment Income to
  Average Net Assets (b)..........   9.87%    8.49%    8.57%    8.86%    8.42%
Portfolio Turnover................     51%      90%      75%      76%      49%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Corporate Bond Fund (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through investment in high yielding, high risk fixed-income securities. The Fund commenced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
    Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 98% of the investment portfolio. At August 31, 1999, approximately 15% of the Fund's long-term investments were in non-U.S. issuers, of which the largest geographic exposure was Canada with 3%.

                                August 31, 1999
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1999, there were no when issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates (collectively, "Van Kampen"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities purchased are amortized over the life of the respective security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1999, the Fund

                                August 31, 1999
--------------------------------------------------------------------------------

had an accumulated capital loss carryforward for tax purposes of $68,001,037 which expires between August 31, 2000 and August 31, 2007. Of this amount, $45,375,504 will expire in 2000. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of market discount from bonds sold, post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sales transactions.
    At August 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $954,541,201, the aggregate gross unrealized appreciation is $13,096,054 and the aggregate gross unrealized depreciation is $104,769,091, resulting in net unrealized depreciation on long- and short-term investments of $91,673,037.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gain/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds disposed of in the prior period totaling $807,089 and a resulting adjustment to the amount of capital loss carryforward which expired was reclassified in the current period from accumulated undistributed net investment income to capital. Permanent book and tax basis differences relating to the expiration of a portion of the capital loss carryforward totaling $125,160,730 were reclassified from accumulated net realized gain/loss to capital. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $184,649 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income. Additionally, permanent differences of $1,930,310 related to consent fee income was reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss.

                                August 31, 1999
--------------------------------------------------------------------------------

F. EXPENSE REDUCTIONS--During the year ended August 31, 1999, the Fund's custody fee was reduced by $45,952 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $150 million....................................     .625 of 1%
Next $150 million.....................................     .550 of 1%
Over $300 million.....................................     .500 of 1%

    For the year ended August 31, 1999, the Fund recognized expenses of approximately $38,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended August 31, 1999, the Fund recognized expenses of approximately $216,800 representing Van Kampen's cost of providing accounting services to the Fund.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended August 31, 1999, the Fund recognized expenses of approximately $1,278,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                August 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
At August 31, 1999, capital aggregated $698,093,022, $293,770,644 and
$63,914,747 for Class A, B and C shares, respectively. For the year ended August 31, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  32,072,403    $ 188,609,487
  Class B....................................  25,472,343      150,618,753
  Class C....................................   6,517,433       38,381,742
                                              -----------    -------------
Total Sales..................................  64,062,179    $ 377,609,982
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   5,422,970    $  31,977,983
  Class B....................................   2,538,917       14,977,036
  Class C....................................     538,024        3,155,704
                                              -----------    -------------
Total Dividend Reinvestment..................   8,499,911    $  50,110,723
                                              ===========    =============
Repurchases:
  Class A.................................... (33,140,278)   $(196,504,687)
  Class B.................................... (18,690,883)    (110,387,970)
  Class C....................................  (4,391,924)     (25,765,359)
                                              -----------    -------------
Total Repurchases............................ (56,223,085)   $(332,658,016)
                                              ===========    =============

                                August 31, 1999
--------------------------------------------------------------------------------

    At August 31, 1998, capital aggregated $743,728,332, $283,660,303 and
$57,680,730 for Class A, B and C shares, respectively. For the year ended August 31, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales
  Class A....................................  28,314,218    $ 187,996,517
  Class B....................................  25,445,038      169,122,792
  Class C....................................   6,221,313       41,107,317
                                              -----------    -------------
Total Sales..................................  59,980,569    $ 398,226,626
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   4,382,061    $  28,862,654
  Class B....................................   1,568,905       10,333,349
  Class C....................................     320,344        2,099,992
                                              -----------    -------------
Total Dividend Reinvestment..................   6,271,310    $  41,295,995
                                              ===========    =============
Repurchases:
  Class A.................................... (21,870,630)   $(144,129,518)
  Class B.................................... (10,532,646)     (69,416,384)
  Class C....................................  (2,018,608)     (13,239,216)
                                              -----------    -------------
Total Repurchases............................ (34,421,884)   $(226,785,118)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended August 31, 1999, 11,279,092 Class B shares automatically converted to Class A shares. The CDSC will be imposed on

                                August 31, 1999
--------------------------------------------------------------------------------

most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                   CONTINGENT DEFERRED
                                                       SALES CHARGE
              YEAR OF REDEMPTION                CLASS B            CLASS C
--------------------------------------------------------------------------
First..........................................   4.00%              1.00%
Second.........................................   4.00%               None
Third..........................................   3.00%               None
Fourth.........................................   2.50%               None
Fifth..........................................   1.50%               None
Sixth and Thereafter...........................    None               None

    For the year ended August 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $218,800 and CDSC on redeemed shares of approximately $773,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $510,175,034 and $426,498,986, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used to manage the portfolio's effective maturity and duration.

                                August 31, 1999
--------------------------------------------------------------------------------

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    There were no transactions in futures contracts for the year ended August 31, 1999.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 1999, are payments retained by Van Kampen of approximately $2,742,700.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen High Income Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen High Income Corporate Bond Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
October 6, 1999

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND


BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
  Executive Vice President
  and Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, IL 60601


                      TAX NOTICE TO CORPORATE SHAREHOLDERS

For the fiscal year ended August 31, 1999, 1.17% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After January 31, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.